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                                                                    Exhibit 99.1

              Certification Pursuant to Section 1350 of Chapter 63
                     of Title 18 of the United States Code

     I, William M. Goodyear, Chairman and Chief Executive Officer of Navigant Consulting, Inc., certify that (i) the SEC Form 10-Q as of and for the period ended June 30, 2002 ("Form 10-Q"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and (ii) the information contained in said Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Navigant Consulting, Inc.

                                        /s/ William M. Goodyear
                                        -----------------------
                                        William M. Goodyear
                                        Chairman and Chief Executive Officer
                                        August 13, 2002